UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

MGM Resorts International

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2020, MGM Resorts International (the “Company”) entered into a First Amendment (the “Amendment”) to its Credit Agreement with Bank of America, N.A., as administrative agent, and certain of the lenders party thereto, dated as of February 14, 2020 (the “Credit Agreement”). The Amendment waives the rent adjusted net leverage and interest coverage covenants through (but excluding) the second quarter of 2021 (or the earlier termination of the waiver period at the Company’s election), adjusts the required leverage and interest coverage levels for the covenant when it is re-imposed at the end of the waiver period, and imposes a new monthly-tested liquidity covenant for the duration of the waiver period. In connection with the Amendment and as previously contemplated by the Credit Agreement, the Company pledged the MGM Growth Properties Operating Partnership LP units held by loan parties. The Amendment also makes certain other amendments to the terms of the Credit Agreement, including limitations to the Company’s ability to incur liens, make restricted payments, make investments and prepay subordinated debt for the duration of the waiver period and until the Company’s pro forma rent adjusted net leverage is equal to or less than 6.00:1.00. The $1.5 billion aggregate commitment amount of the Credit Agreement remains unchanged.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, dated as of April 29, 2020, among the Company, Bank of America, N.A., as administrative agent, and certain lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MGM Resorts International

Date: April 29, 2020	By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Chief Corporate Counsel & Assistant Secretary